                                   EXHIBIT 16

                 SCHEDULES FOR COMPUTATION OF PERFORMANCE DATA

                     ERNST WORLD FUNDS
                     ERNST GLOBAL ASSET ALLOCATION FUND
                     EXHIBIT 16
                     TOTAL RETURN
                     VARIABLE FUNDS
                     NO LOAD CALCULATIONS


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:       0.00%

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (  07/02/96 TO 09/30/96 ):
                   (   1,014.0 /1,000) - 1 =        1.40%
  YEAR TO DATE:    (  07/02/96 TO 09/30/96 ):
                   (   1,014.0 /1,000) - 1 =        1.40%
  QUARTERLY:       (  07/02/96 TO 09/30/96 ):
                   (   1,014.0 /1,000) - 1 =        1.40%
  MONTHLY:         (  09/01/96 TO 09/30/96 ):
                   (   1,037.9 /1000) - 1 =         3.79%

                     ERNST WORLD FUNDS
                     ERNST GLOBAL ASSET ALLOCATION FUND
                     EXHIBIT 16
                     TOTAL RETURN
                     VARIABLE FUNDS
                     LOAD CALCULATIONS


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:       5.50%

T = (ERV/P) - 1

WHERE:     T =     TOTAL RETURN

           ERV =   REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

           P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION: (  07/02/96 TO   09/30/96 ):
                   (     958.4 /1,000) - 1 =         -4.16%
  YEAR TO DATE:    (  07/02/96 TO   09/30/96 ):
                   (     958.4 /1,000) - 1 =         -4.16%
  QUARTERLY:       (  07/02/96 TO   09/30/96 ):
                   (     958.4 /1,000) - 1 =         -4.16%
  MONTHLY:         (  09/01/96 TO   09/30/96 ):
                   (     980.7 /1,000) - 1 =         -1.93%